Exhibit 8.1

Ferrovial SE

List of Subsidiaries

The subsidiaries (fully-consolidated companies) as of February 27, 2024 are shown below:

Entity Name	Jurisdiction of Formation
Corporation
Ferrovial Netherlands B.V.	The Netherlands
Ferrovial Services Netherlands B.V.	The Netherlands
Ferrovial Ventures Netherlands B.V.	The Netherlands
Ferrovial Inversiones, S.A.	Spain
Ferrovial Emisiones, S.A.	Spain
Ferrovial Corporación, S.A.	Spain
Ferrofin, S.L.	Spain
Ferrofin, S.L.	Spain
Temauri, S.L.	Spain
Ferrovial 001, S.A.	Spain
Ferrovial 008, S.L.U	Spain
Ferrovial 009, S.L.U	Spain
Ferrovial 011, S.A	Spain
Ferrovial 012, S.A	Spain
Ferrovial 013, S.A	Spain
Ferrovial 014, S.A	Spain
Ferrovial 015, S.L.	Spain
Ferrovial 016, S.L.	Spain
Ferrovial 017, S.L.	Spain
Ferrovial Venture VI, S.A.U.	Spain
Ferrovial Ventures, S.A.U.	Spain
Pilum, S.A.	Spain
Ferrocorp UK Ltd.	United Kingdom
Ferrovial Ventures, Ltd.	United Kingdom
Ferrovial Services UK, Ltd.	United Kingdom
Thalia Waste Treatment B.V.	United Kingdom
Landmille, Ltd	Ireland
Krypton RE, S.A.	Luxembourg
Ferrovial Holding US Corp	United States
Landmille US LLC	United States
Ferrovial IT US, LLC	United States

Construction
Budimex Bau GmbH	Germany
RailBX GmbH	Germany
Ferrovial Agroman Company	Arabia
Ferrovial Construction (Australia) PTY LTD	Australia
Constructora Ferrovial Ltd. (Brasil)	Brasil
Webber Infrastructure Management Alberta Ltd	Canada
Ferrovial Construction CANADA Inc.	Canada
Webber Infrastructure Management Canada Ltd	Canada
Webber Infrastructue Management Ontario Limited	Canada
Webber Infrastructure Management Canada Holdings Ltd	Canada
Constructora Ferrovial Ltda.	Chile
Ferrovial Construcción Chile S.A.	Chile
Ferrovial Empresa Constructora Ltda.	Chile
Siemsa Chile S.p.A.	Chile
Ferrovial Construcción Colombia, S.A.S	Colombia
D4R7 Construction S.R.O.	Slovakia
Ferrovial Construction Slovakia S.R.O.	Slovakia
Budimex Slovakia s.r.o.	Slovakia
Conc. Prisiones Lledoners,S.A.	Spain
Cadagua, S.A.	Spain
Cocsa, S.A.	Spain

Ditecpesa, S.A.	Spain
Ferroconservación, S.A.	Spain
Ferrovial Construcción, S.A.	Spain
Ferrovial Medio Ambiente y Energía, S.A.	Spain
Ferrovial Railway S.A.	Spain
Siemsa Control y Sistemas S.A.U.	Spain
Siemsa Industria S.A.	Spain
Urbaoeste, S.A.	Spain
Cimentaciones Especiales y Estructurales CIMSA, S.A.	Spain
Arena Recursos Naturales, S.A.U.	Spain
Depusa Aragón S.A.	Spain
Depusa Aragón S.A.	Spain
Ferrovial Construction East, LLC	United States
Cadagua US LLC	United States
Cintra ITR LLC	United States
Ferrovial Agroman 56, LLC	United States
Ferrovial Agroman Indiana, LLC	United States
Ferrovial Construction Texas, LLC	United States
Ferrovial Construction US Corp.	United States
Ferrovial Construction US Holding Corp.	United States
Grand Parkway Infrastructure LLC	United States
Grand Parkway Infrastructure LLC	United States
Ferrovial Energy Solutions, LLC	United States
Servicios (Delaware) Inc.	United States
Webber Infrastructure Management US Inc.	United States
Webber Infrastructure Management Inc.	United States
Webber Infrastructure Management Holding US Corp	United States
Ferrovial Construccion JFK T1 LLC	United States
Tecpresa Structural Solutions, LLC	United States
Sugar Creek Construction LLC	United States
Trinity Infrastructure LLC	United States
Trinity Infrastructure LLC	United States
North Tarrant Infrastructures	United States
North Tarrant Infrastructures	United States
North Perimeter Contractors LLC	United States
52 Block Builders	United States
California Rail Builders	United States
Ferrovial Construction West, LLC	United States
Bluebonnet Contractor, LLC	United States
Bluebonnet Contractor, LLC	United States
DBW Construction LLC.	United States
PLW Waterworks LLC	United States
PLW Waterworks LLC	United States
Webber Materials, LLC	United States
Webber, LLC	United States
Webber Barrier Services	United States
Webber Commercial Construction LLC	United States
Webber Equipment & Materials LLC	United States
Webber Management Group LLC	United States
FAM Construction LLC (I-66)	United States
Ferrovial Construction France, S.A.	France
Ferrovial Construction International S.E.	The Netherlands
Ferrovial Construction Ireland Ltd	Ireland
Cadagua Ferr. Industrial MEXICO	Mexico
Cadagua Ferr. Industrial MEXICO	Mexico
Ferrovial Construction (New Zeeland) Limited	New Zealand
Ferrovial Construcción Perú, S.A.C.	Peru
Mostostal Kraków S.A.	Poland
Mostostal Kraków Energetyka sp. z o.o.	Poland
FBSerwis Kamieńsk Sp. z o.o.	Poland
FBSerwis Wrocław Sp. z o.o.	Poland

FBSerwis Dolny Sląsk Sp. z o.o.	Poland
FBSerwis Karpatia Sp. z o.o.	Poland
Budimex, S.A.	Poland
Budimex Mobility, S.A.	Poland
WM Serwis, S.A.	Poland
BXF Energía SP. z.o.o.	Poland
Budimex Budownictwo Sp. z o.o.	Poland
Budimex Kolejnictwo SA	Poland
Budimex Parking Wrocław Sp. z o.o.	Poland
FBSerwis SA	Poland
JZE Sp. z o.o.	Poland
Zaklad, Przetworstwa Odpadow Zawisty Sp. Z.o.o.	Poland
PPHUH Konstralex Sp. z.o.o.	Poland
Green Waste Management 1 S.P. Z.o.o.	Poland
Green Waste Management 2 S.P. Z.o.o.	Poland
Green Waste Management 3 S.P. Z.o.o.	Poland
Green Waste Management 4 S.P. Z.o.o.	Poland
Green Waste Management 5 S.P. Z.o.o.	Poland
Green Waste Management 6 S.P. Z.o.o.	Poland
Budimex Construction Prague S.P.O.	Czech Republic
Ditecpesa PR, LLC	Puerto Rico
Ferrovial Construcción Puerto Rico, LLC	Puerto Rico
Ferrovial Construction (UK) Limited	United Kingdom
Ferrovial Construction Holdings Limited	United Kingdom
FC Civil Solutions Limited	United Kingdom

Toll Roads
Cintra Infraestructuras España, S.L.U.	Spain
Cintra Infraestructuras Irlanda, S.L.U.	Spain
Cintra Inversora Autopistas de Cataluña, S.L.	Spain
Inversora Autopistas de Cataluña, S.L.	Spain
Cintra Inversiones, S.L.U.	Spain
Cintra Servicios de Infraestructuras, S.A.	Spain
Autopista Alcalá-O'Donnell, S.A.	Spain
Autovía de Aragón, Sociedad Concesionaria, S.A.	Spain
Pilum, S.A.	Spain
Ferrovial Aravia, S.A.	Spain
Cintra Desarrollo España S.L.	Spain
Autema, S.A.	Spain
Cintra OSARS (Western) Holdings Unit Trust	Australia
Cintra OSARS Western Unit Trust	Australia
Cintra Developments Australia PTY, Ltd	Australia
Cintra OSARS (Western) Holdings PTY Ltd	Australia
Cintra OSARS Western PTY Ltd	Australia
Cintra 407 East Development Group Inc	Canada
Cintra OM&R 407 East Development Group Inc	Canada
Cintra 4352238 Investments INC	Canada
Blackbird Maintenance 407 Cintra GP Inc	Canada
Blackbird Infrastructure 407 Cintra GP Inc	Canada
Cintra Infraestructuras Colombia, S.A.S.	Colombia
Cintra Holding US Corp	United States
Cintra Texas Corp	United States
Cintra US Services LLC	United States
Cintra ITR LLC	United States
Cintra LBJ LLC	United States
Cintra NTE LLC	United States
Cintra NTE Mobility Partners Segments 3 LLC	United States
Cintra Toll Services LLC	United States
Cintra I-77 Mobility Partners LLC	United States
Cintra 2 I-77 Mobility Partners LLC (2)	United States
Cintra 2 I-66 Express Mobility Partners	United States
I-66 Express Mobility Partners Holdings LLC	United States

I-66 Express Mobility Partners LLC	United States
Cintra 3I-66 Express Mobility Partners LLC	United States
Cintra 3 I-77 Mobility Partners LLC	United States
Cintra Digital Business Ventures LLC	United States
Ferrovial Energy US, LLC	United States
Ferrovial Energy US 1, LLC	United States
Cintra North Corridor Transit Partners LLC	United States
I-77 Mobility Partners Holding LLC	United States
I-77 Mobility Partners Holding LLC	United States
I-77 Mobility Partners Holding LLC	United States
I-77 Mobility Partners LLC	United States
LBJ Infrastructure Group Holding LLC	United States
LBJ Infrastructure Group LLC	United States
NTE Mobility Partners Holding LLC	United States
NTE Mobility Partners LLC	United States
NTE Mobility Partners Segments 3 Holding LLC	United States
NTE Mobility Partners Segments 3 LLC	United States
Cintra Infrastructures SE	United States
Cintra Global SE	United States
407 Toronto Highway B.V.	United States
Cintra INR Investments B.V.	United States
Cintra Latam Highways B.V.	United States
Cinfra India Private Limited	India
Financinfrastructures, Ltd	Ireland
Cinsac, Ltd	Ireland
Vialivre, S.A.	Portugal
Cintra Silvertown Ltd	United Kingdom
Cintra Infrastructures UK Ltd	United Kingdom
Cintra Toowoomba Ltd	United Kingdom
Cintra UK I-77 Ltd	United Kingdom
Cintra Slovakia Ltd	United Kingdom
Cintra OSARS Western Ltd	United Kingdom
Cintra Infraestructuras Chile, S.p.A	Chile

Airports
Ferrovial Aeropuertos España, S.A.	Spain
Ferrovial Airports Holding US Corp	United States
Ferrovial Vertiports US LLC	United States
Ferrovial Vertiports Florida LLC	United States
Ferrovial Airports O&M Services LLC	United States
Ferrovial Airports US Terminal One LLC.	United States
MARS NTO LLC.	United States
Hubco Netherlands B.V.	The Netherlands
FERROVIAL AIRPORTS FMM BV	The Netherlands
Ferrovial Airports Turkey B.V.	The Netherlands
Faero UK Holding Limited	United Kingdom
Ferrovial Airports International, S.E.	United Kingdom
Ferrovial Vertiports UK Ltd.	United Kingdom
YDA HAVALIMANI YATIRIM VE (Dalaman)	Turkey

Energy Infrastructures and Mobility
Ferrovial Transco España , S.A.U.	Spain
Ferrovial Infraestructuras Energéticas, S.A.U.	Spain
Parque Solar Casilla, S.L.U.	Spain
Ferrovial Mobility, S.L.	Spain
Cea Infraestructuras Energéticas	Spain
Jucar Infraestructuras Energéticas	Spain
Pisuerga Infraestructuras Energéticas, S.A.U.	Spain
Ferrovial Growth VI, S.L.	Spain
Roland Servicios Empresariales, S.L.U.	Spain
Ferrovial 004, S.A.	Spain

Ferrovial Power Infrastructure Chile, SpA	Chile
Ferrovial Transco Chile II SpA	Chile
Transchile Charrúa Transmisión, S.A.	Chile
Ferrovial Transco Chile III SPA	Chile
Ferrovial Transco Chile IV SpA	Chile
Centella Transmisión, S.A.	Chile
Centella Transmisión, S.A.	Chile
Centella Transmisión II, S.A.	Chile
Berliam S.p.A.	Chile
Berliam S.p.A.	Chile
Steel Ingenieria, S.A.	Chile
Veltis, SpA	Chile
Walvis, S.A.	Chile
Inversiones (Chile) Holdings Limitada	Chile
Inversiones (Chile) Limitada	Chile
Servicios Salud, SpA	Chile
Ferrovial Mobility U.S., LLC	United States
Ferrovial EG SE	The Netherlands
Ferrovial Transco International B.V.	The Netherlands
Thalia Waste Management Limited	United Kingdom
Thalia MK ODC Limited	United Kingdom
Thalia AWRP ODC Limited	United Kingdom
Thalia WB HoldCo Limited	United Kingdom
Thalia WB ODC Limited	United Kingdom
Thalia WB Services Limited	United Kingdom
Thalia WB SPV Limited	United Kingdom
Thalia IOW SPV Limited	United Kingdom
Thalia Services Limited	United Kingdom
Thalia MK HoldCo Limited	United Kingdom
Thalia MK SPV Limited	United Kingdom
Thalia Ventures Limited	United Kingdom
Thalia IOW ODC Ltd	United Kingdom
Thalia Holdco Ltd	United Kingdom